UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 23, 2010
POPULAR, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Puerto Rico	001-34084	66-0667416

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
209 Munoz Rivera Avenue, Hato Rey, Puerto Rico 00918
(Address of principal executive offices)
(787) 765-9800
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2010 the Board of Directors of Popular, Inc. (the “Corporation”) announced that effective May 24, 2010 David H. Chafey Jr., President and Chief Operating Officer, will no longer be employed by the Corporation. The change was prompted by differing views regarding the Corporation’s ongoing management structure and no irregularities were involved.
The Board has appointed Chairman and Chief Executive Officer Richard L. Carrión as President, and he will continue to lead the management team currently in place. The position of Chief Operating Officer will not be filled at this time.
Item 9.01 Financial Statements and Exhibits.
99.1   Press release dated May 24, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Popular, Inc.
By	/s/ Ileana González
Ileana González
Senior Vice President and Comptroller
Date: May 27, 2010.